SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                 Date of Earliest Event Reported: July 10, 2001
                            HYPERDYNAMICS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                         000-25496               87-0400335
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

                           9700 Bissonnet, Suite 1700
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)

                                 (713) 353-9400
              (Registrant's telephone number, including area code)

Item 6.  Resignation  of  Registrant's  Director

     On July 10, 2001 Mr. Christopher St. Laurent resigned as a director. In a letter to us dated July 10, 2001, Mr. Laurent said that he believes that our recent acquisition of ASACK Corp. and SCS Corp., which was approved by our Board of Directors, was not in the best interests of our shareholders and involved a conflict of interest involving our Chief Executive Officer, Kent Watts. We disagree with Mr. St. Laurent's characterization of this transaction.

     At the time of his resignation, Mr. St. Laurent did not request that we file an 8-K regarding his resignation. However, on August 16, 2001, Mr. St. Laurent requested that we disclose his resignation. Although Mr. St. Laurent is no longer a director, this Form 8-K provides the disclosure that he requested.

     Item.  7  Exhibits
     Exhibit 17.1 Resignation letter dated July 10, 2001 from Christopher St. Laurent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HYPERDYNAMICS  CORPORATION

                                Date:  September  4,  2001
                                By:  /s/  Kent  Watts
                                Kent Watts, President, CEO, and
                                Chief  Accounting  Officer


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